                          AMERICOM PAGING CORPORATION
                         UNAUDITED FINANCIAL STATEMENTS
                                 JUNE 30, 1995

    BASIS OF PRESENTATION: The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the six month period ended June 30, 1995 are not necessarily indicative of the results that may be expected for the year.

                          AMERICOM PAGING CORPORATION

                                 BALANCE SHEET

                                     ASSETS

                                                                                                    JUNE 30, 1995
                                                                                                    --------------
                                                                                                     (UNAUDITED)
Current assets:
  Cash and cash equivalents.......................................................................  $      403,512
  Accounts receivable, less allowance for doubtful accounts.......................................         413,397
  Inventories.....................................................................................         383,056
  Prepaid expenses and other current assets.......................................................          78,793
                                                                                                    --------------
    Total current assets..........................................................................       1,278,758
Fixtures and equipment, at cost...................................................................       2,529,445
  Less accumulated depreciation...................................................................      (1,336,697)
                                                                                                    --------------
    Net fixtures and equipment....................................................................       1,192,748
Other assets......................................................................................         (39,992)
                                                                                                    --------------
                                                                                                    $    2,431,514
                                                                                                    --------------
                                                                                                    --------------
                                      LIABILITIES AND SHAREHOLDERS' DEFICIT
Current liabilities:
  Accounts payable................................................................................  $         (840)
  Accrued expenses and other liabilities..........................................................         244,511
  Current portion of long-term debt...............................................................       1,677,700
  Other current liabilities.......................................................................         459,166
                                                                                                    --------------
    Total current liabilities.....................................................................       2,380,537
Long-term debt....................................................................................          73,890
                                                                                                    --------------
    Total liabilities.............................................................................       2,454,427
Shareholders' deficit:
  Common stock, $1.00 par value, 1,000 shares authorized, issued, and outstanding.................           1,000
  Accumulated deficit.............................................................................         (23,913)
                                                                                                    --------------
    Total shareholders' deficit...................................................................         (22,913)
                                                                                                    --------------
                                                                                                    $    2,431,514
                                                                                                    --------------
                                                                                                    --------------

                          AMERICOM PAGING CORPORATION

                            STATEMENT OF OPERATIONS

                                                                                                      SIX MONTHS
                                                                                                      ENDED JUNE
                                                                                                       30, 1995
                                                                                                     -------------
                                                                                                      (UNAUDITED)
Services and rental revenues.......................................................................  $   1,809,414
Product sales......................................................................................        430,017
Cost of products sold..............................................................................       (259,185)
                                                                                                     -------------
    Gross profit...................................................................................      1,980,246
Operating expenses:
  Services, rent and maintenance...................................................................        370,649
  Selling..........................................................................................         11,130
  General and administrative.......................................................................        770,905
  Depreciation.....................................................................................        208,806
                                                                                                     -------------
    Total operating expenses.......................................................................      1,361,490
                                                                                                     -------------
    Operating income...............................................................................        618,756
Other (income) expense:
  Interest expense.................................................................................          4,255
  Other, net.......................................................................................        (97,570)
                                                                                                     -------------
    Net income.....................................................................................  $     712,071
                                                                                                     -------------
                                                                                                     -------------

                          AMERICOM PAGING CORPORATION

                            STATEMENT OF CASH FLOWS

                                                                                                      SIX MONTHS
                                                                                                      ENDED JUNE
                                                                                                       30, 1995
                                                                                                     -------------
                                                                                                      (UNAUDITED)
Cash flows from operating activities:
  Net income.......................................................................................  $     712,071
  Adjustments to reconcile net income to net cash provided by operating activities:
    Depreciation and amortization..................................................................        208,807
    Changes in operating assets and liabilities:
      Accounts receivable..........................................................................         13,199
      Inventories..................................................................................       (164,238)
      Prepaid expenses and other current assets....................................................          1,170
      Other assets.................................................................................         65,833
      Accounts payable, accrued expenses and other liabilities.....................................        177,579
                                                                                                     -------------
        Total adjustments..........................................................................        302,350
                                                                                                     -------------
        Net cash provided by operating activities..................................................      1,014,421
Cash flows from investing activities:
  Additions to fixtures and equipment..............................................................        (51,787)
  Shareholder distributions........................................................................        (85,028)
                                                                                                     -------------
    Net cash used in investing activities..........................................................       (136,815)
Cash flows from financing activities:
  Reduction in long-term debt and other notes payable..............................................       (474,094)
                                                                                                     -------------
        Net increase in cash and cash equivalents..................................................        403,512
Cash balance at beginning of year..................................................................       --
                                                                                                     -------------
Cash balance at end of year........................................................................  $     403,512
                                                                                                     -------------
                                                                                                     -------------

                                  [LETTERHEAD]

                          INDEPENDENT AUDITORS' REPORT

The Members
Ventures in Paging L.C.
Oklahoma City, Oklahoma

    We have audited the balance sheets of Ventures in Paging L.C. (formerly Ventures in Paging, Limited Partnership) as of December 31, 1995 and 1994, and the related statements of operations, members' capital, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ventures in Paging L.C. as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

                                                 SARTAIN FISCHBEIN & CO.

Tulsa, Oklahoma
February 2, 1996

                            VENTURES IN PAGING L.C.

                                 BALANCE SHEETS

                                     ASSETS

                                                               DECEMBER 31,
                                                           ---------------------  MARCH 31,
                                                              1995       1994        1996
                                                           ----------  ---------  ----------
                                                                                  (UNAUDITED)
Current assets:
  Cash...................................................  $  109,284  $  26,260  $   74,335
  Accounts receivable:
    Trade, less allowance for doubtful accounts of
     $18,243 in 1995 and $34,000 in 1994.................     230,926    174,147     271,330
    Affiliates...........................................      11,571     19,446      --
  Inventories............................................     258,233    125,486      --
  Prepaid expenses.......................................      16,212     --          --
                                                           ----------  ---------  ----------
Total current assets.....................................     626,226    345,339     345,665
Property and equipment, at cost:
  Transmitter equipment..................................   1,130,968    727,309   1,197,778
  Leased paging equipment................................     105,825    155,734     397,334
  Office and computer equipment..........................      56,992     36,564      59,237
  Furniture and fixtures.................................      29,222     24,499      36,156
  Leasehold improvements.................................      23,961     20,377      23,961
                                                           ----------  ---------  ----------
                                                            1,346,968    964,483   1,714,466
  Less accumulated depreciation..........................    (626,672)  (502,268)   (672,680)
                                                           ----------  ---------  ----------
  Net property and equipment.............................     720,296    462,215   1,041,786
  Other assets...........................................       2,072      2,579      21,218
                                                           ----------  ---------  ----------
                                                           $1,348,594  $ 810,133  $1,408,669
                                                           ----------  ---------  ----------
                                                           ----------  ---------  ----------

                              LIABILITIES AND MEMBERS' CAPITAL
Current liabilities:
  Current maturities of long-term debt...................  $  102,826  $  44,128  $   --
  Accounts payable -- trade..............................      69,030     71,447      47,619
  Accrued expenses.......................................      69,267     20,544      17,919
  Customer deposits......................................      20,221     25,419      19,040
                                                           ----------  ---------  ----------
Total current liabilities................................     261,344    161,538      84,578
Long-term debt...........................................      98,796     59,298     177,271
                                                           ----------  ---------  ----------
Total liabilities........................................     360,140    220,836     261,849
Members' capital.........................................     988,454    589,297   1,146,820
                                                           ----------  ---------  ----------
                                                           $1,348,594  $ 810,133  $1,408,669
                                                           ----------  ---------  ----------
                                                           ----------  ---------  ----------

    The accompanying notes are an integral part of the financial statements.

                            VENTURES IN PAGING L.C.

                            STATEMENTS OF OPERATIONS

                                                                                  THREE MONTHS   THREE MONTHS
                                                       YEARS ENDED DECEMBER 31,      ENDED          ENDED
                                                       -------------------------   MARCH 31,      MARCH 31,
                                                          1995           1994         1996           1995
                                                       ----------     ----------  ------------   ------------
                                                                                  (UNAUDITED)    (UNAUDITED)
Income:
  Pager Wholesale Operations:
    Air time......................................     $1,166,436     $  614,419    $408,439       $238,675
    Equipment sales...............................        828,057        583,304     212,491        206,046
    Finance charges and other.....................         17,259          6,317       4,163          2,363
                                                       ----------     ----------  ------------   ------------
                                                        2,011,752      1,204,040     625,093        447,084
  Pager Retail Operations:
    Air time......................................        363,935        245,587      80,884         90,806
    Equipment sales...............................         42,109         59,095      14,722         10,855
    Equipment rental..............................         69,577        120,116      10,064         14,392
    Finance charges and other.....................         18,756         --           5,965         --
                                                       ----------     ----------  ------------   ------------
                                                          494,377        424,798     111,635        116,053
                                                       ----------     ----------  ------------   ------------
                                                        2,506,129      1,628,838     736,728        563,137
Costs and Expenses:
  Pager Wholesale Operations:
    Operating expenses............................        900,322        617,330     276,809        172,487
    Cost of equipment sales.......................        784,615        588,361     200,783        198,858
    Depreciation..................................        112,661         82,321      42,012         25,125
                                                       ----------     ----------  ------------   ------------
                                                        1,797,598      1,288,012     519,604        396,470
  Pager Retail Operations:
    Operating expenses............................        205,345        228,280      35,416         55,738
    Cost of equipment sales.......................         48,900         44,567      12,118         10,801
    Depreciation..................................         36,078         39,554       3,999         13,200
                                                       ----------     ----------  ------------   ------------
                                                          290,323        312,401      51,533         79,739
                                                       ----------     ----------  ------------   ------------
                                                        2,087,921      1,600,413     571,137        476,209
                                                       ----------     ----------  ------------   ------------
Income From Operations............................        418,208         28,425     165,591         86,928
Interest Expense..................................        (20,357)       (12,995)     (7,225)        (3,273)
Gain on Disposal of Property and Equipment........            975         --          --             --
                                                       ----------     ----------  ------------   ------------
Net Income........................................     $  398,826     $   15,430    $158,366       $ 83,655
                                                       ----------     ----------  ------------   ------------
                                                       ----------     ----------  ------------   ------------

    The accompanying notes are an integral part of the financial statements.

                            VENTURES IN PAGING L.C.

                         STATEMENTS OF MEMBERS' CAPITAL

                     YEARS ENDED DECEMBER 31, 1995 AND 1994

                                                                 MEMBERS
                                     ---------------------------------------------------------------
                                                     BIXBY       CENTRAL                  CHICKASAW
                                                   TELEPHONE    OKLAHOMA    HINTON CATV   PERSONAL
                                     VENTURES IN  INVESTMENT    TELEPHONE     COMPANY      HOLDING
                                     PAGING INC.    COMPANY      COMPANY       INC.      CORPORATION      TOTAL
                                     -----------  -----------  -----------  -----------  -----------  -------------
Members' capital --
 January 1, 1994...................   $   4,435   $   109,858  $   109,858  $   109,858   $ 109,858   $     443,867
Capital contributions..............       1,300        32,175       32,175       32,175      32,175         130,000
Net Income.........................         154         3,819        3,819        3,819       3,819          15,430
                                     -----------  -----------  -----------  -----------  -----------  -------------
Members' capital --
 December 31, 1994.................       5,889       145,852      145,852      145,852     145,852         589,297
Distribute interest in connection
 with change in business entity....      (5,889)        1,472        1,472        1,472       1,473        --
Capital contributions..............      --                83           83           83          82             331
Net income.........................      --            99,707       99,707       99,706      99,706         398,826
                                     -----------  -----------  -----------  -----------  -----------  -------------
Members' capital -- December 31,
 1995..............................      --           247,114      247,114      247,113     247,113         988,454
Net income (unaudited).............      --            39,591       39,591       39,592      39,592         158,366
                                     -----------  -----------  -----------  -----------  -----------  -------------
Members' capital --
 March 31, 1996 (unaudited)........   $  --       $   286,705  $   286,705  $   286,705   $ 286,705   $   1,146,820
                                     -----------  -----------  -----------  -----------  -----------  -------------
                                     -----------  -----------  -----------  -----------  -----------  -------------
Members' ownership percentage......          0%        25.00%       25.00%       25.00%      25.00%            100%
                                     -----------  -----------  -----------  -----------  -----------  -------------

    The accompanying notes are an integral part of the financial stattements

                            VENTURES IN PAGING L.C.

                            STATEMENTS OF CASH FLOWS

                                                                                      THREE MONTHS
                                                        YEARS ENDED DECEMBER 31,         ENDED
                                                        ------------------------       MARCH 31,
                                                          1995           1994             1996
                                                        ---------      ---------      ------------
                                                                                      (UNAUDITED)
Cash flows from operating activities:
  Net income......................................      $ 398,826      $  15,430        $158,366
  Adjustments to reconcile net income to net cash
   provided by operating activities:
    (Gain) loss on disposal of property and
     equipment....................................           (975)        --              --
    Depreciation and amortization.................        148,739        121,874          46,011
    Increase in accounts receivable...............        (48,904)       (84,279)        (28,834)
    Increase in inventories.......................        (89,472)       (24,805)        (38,551)
    Increase in prepaid expenses and other
     assets.......................................        (15,705)        (1,879)         (2,934)
    Increase (decrease) in accounts payable.......         (2,417)        18,509         (21,411)
    Increase (decrease) in accrued expenses.......         48,723         13,357         (51,347)
    Increase (decrease) in customer deposits......         (5,198)        24,747          (1,181)
                                                        ---------      ---------      ------------
Net cash provided by operating activities.........        433,617         82,954          60,119
Cash flows from investing activities:
  Additions to property and equipment.............       (290,072)      (159,142)        (70,717)
  Proceeds from disposal of property and
   equipment......................................         14,827         --              --
                                                        ---------      ---------      ------------
Net cash used in investing activities                    (275,245)      (159,142)        (70,717)
Cash flows from financing activities:
  Capital contributed by members..................            331        130,000          --
  Principal payments on long-term debt............        (75,679)       (34,295)        (24,351)
                                                        ---------      ---------      ------------
Net cash provided by (used in) financing
 activities.......................................        (75,348)        95,705         (24,351)
                                                        ---------      ---------      ------------
Net increase (decrease) in cash...................         83,024         19,517         (34,949)
Cash, beginning of year...........................         26,260          6,743         109,284
                                                        ---------      ---------      ------------
Cash, end of year.................................      $ 109,284      $  26,260        $ 74,335
                                                        ---------      ---------      ------------
                                                        ---------      ---------      ------------
SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES
Equipment acquired under capital lease............      $ 173,875      $ 136,054
Leased pagers transferred to inventory............         43,275         35,141
OTHER DISCLOSURES
Interest paid.....................................      $  20,357      $  12,995
Income taxes paid.................................         --             --

    The accompanying notes are an integral part of the financial statements.

                            VENTURES IN PAGING L.C.

                         NOTES TO FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 1995 AND 1994

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    DESCRIPTION  OF  BUSINESS:   Ventures in  Paging,  L.C. (the  "Company") was
organized in 1995 as a limited liability company in Oklahoma and is the successor company to Ventures in Paging Limited Partnership. The Company is a wholesale provider of air time and pager equipment to resalers in Oklahoma. The Company is also engaged in selling and renting pagers and providing air time to retail customers in the Oklahoma City and Tulsa areas under the name VIP Pagers.

    INVENTORIES: Inventories consist of pagers and are stated at the lower of cost determined by the first-in, first-out method, or market.

    FIXTURES AND EQUIPMENT: Depreciation is provided using the straight-line method over the estimated useful lives of the related assets. Repairs and
maintenance   are  expensed   as  incurred,   whereas  major   improvements  are
capitalized.

    CASH AND CASH EQUIVALENTS: The Company's cash account is insured by the Federal Deposit Insurance Corporation up to $100,000.

    INCOME TAXES: The Company is not subject to income taxes. Income or loss of the Company is required to be included in the income tax returns of the members.

    USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    RECLASSIFICATIONS: Certain reclassifications have been made in the 1994 Financial Statements to conform to the classifications used in 1995. These reclassifications relate primarily to the classification of revenue and expense in the statement of operations.

NOTE 2 -- ACCOUNTS RECEIVABLE -- AFFILIATES
    Accounts receivable -- affiliates consists of amounts due from parties related to the members for the purchase of air time.

NOTE 3 -- LONG-TERM DEBT
    Long term debt consists of the following:

                                                                                   1995         1994
                                                                                -----------  -----------
Obligation to finance company under capital lease, due in monthly installments of $4,591 including interest at 13.1%. The final installment is due February,
 1997.........................................................................  $    59,298  $   103,426
Obligation to finance company under capital lease, due in monthly installments of $5,915 including interest at 15.5%. The final installment is due May,
 1998.........................................................................      142,324      --
                                                                                -----------  -----------
                                                                                    201,622      103,426
Less current maturities.......................................................      102,826       44,128
                                                                                -----------  -----------
                                                                                $    98,796  $    59,298
                                                                                -----------  -----------
                                                                                -----------  -----------

    Maturities on long-term debt are as follows: 1996 -- $102,826; 1997 -- $70,334; 1998 -- $28,462.

    See Note 4 for further description of capital lease arrangements.

                            VENTURES IN PAGING L.C.

                     YEARS ENDED DECEMBER 31, 1995 AND 1994

NOTE 4 -- LEASING ARRANGEMENTS
    The Company leases transmitting tower space under various short-term cancelable and noncancelable operating leases. The Partnership also leases office space under noncancelable operating leases expiring in 1996 and 2000.

    Rental expense consists of the following:

                                                                                     1995       1994
                                                                                   ---------  ---------
Transmitting tower space.........................................................  $  61,656  $  45,020
Office space.....................................................................     20,305     12,683
                                                                                   ---------  ---------
                                                                                   $  81,961  $  57,703
                                                                                   ---------  ---------
                                                                                   ---------  ---------

    Minimum future rental payments under noncancelable operating leases as of December 31, 1995 are as follows:

                   YEAR ENDED
                  DECEMBER 31,                      AMOUNT
- -------------------------------------------------  ---------
    1996.........................................  $  32,268
    1997.........................................     22,845
    1998.........................................     21,384
    1999.........................................     20,714
    2000.........................................     10,782
                                                   ---------
                                                   $ 107,993
                                                   ---------
                                                   ---------

    The Company leases certain transmitter equipment under capital leases expiring in 1997 and 1998. The asset and liability have been recorded at the fair value of the asset. The assets are depreciated over the estimated productive lives. Depreciation of assets under capital leases is included in depreciation expense. Net transmitter equipment under the capital lease was approximately $251,800 and $113,400 at December 31, 1995 and 1994, respectively, net of accumulated depreciation of approximately $58,200 and $22,600 at December 31, 1995 and 1994, respectively.

NOTE 5 -- RELATED PARTY TRANSACTIONS
    The Company purchases air time from Chickasaw Personal Communications Corp., a member, to provide pager roaming services to customers. Air time purchases were $34,061 in 1995 and $25,652 in 1994. In addition, Chickasaw Telephone
Company and Chickasaw Personal Communications, an affiliate of Chickasaw Telephone Company, were paid for various expenses including utilities, inventories, billing services, management fees and expense reimbursements totaling $26,500 in 1995 and $133,300 in 1994. The Company also paid accounting fees of $10,500 in 1994 to Bixby Telephone Co., an affiliate of Bixby Telephone Investment Company, a member.

    The Company also generates revenues from each of the four members or their affiliates. Revenues from airtime sales and equipment sales to each of the members and their affiliates are as follows:

                                                                                   1995         1994
                                                                                -----------  -----------
Bixby Telephone Investment Co.................................................  $   101,139  $   171,364
Central Oklahoma Telephone Co.................................................       24,676       22,305
Hinton CATV Company, Inc......................................................       11,722       12,157
Chickasaw Personal Holding Corp...............................................       27,428       40,770
                                                                                -----------  -----------
                                                                                $   164,965  $   246,596
                                                                                -----------  -----------
                                                                                -----------  -----------

                            VENTURES IN PAGING L.C.

                     YEARS ENDED DECEMBER 31, 1995 AND 1994

NOTE 6 -- FAIR VALUE OF FINANCIAL INSTRUMENTS
    Statement of Financial Accounting Standards No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of fair value information about financial instruments, whether or not recognized in the accompanying balance sheets.

    The Company's only financial instrument requiring disclosure of fair value under Statement No. 107 is cash. The carrying amount of cash approximates its fair value.

NOTE 7 -- BASIS OF PRESENTATION
    The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three month period ended March 31, 1996 are not necessarily indicative of the results that may be expected for the year.